EXHIBIT 10.13

FORTE SOFTWARE, INC. NOTICE OF STOCK OPTION GRANT


     You have been granted the following option to purchase Common Stock of Forte Software, Inc. (the "Company"):

          Name of Optionee:                Thomas A. Jermoluk

          Total Number of Shares Granted:  3,000

          Type of Option:                  Nonstatutory Stock Option

          Exercise Price Per Share:        $15.0625

          Date of Grant:                   September 12, 1997

          Date Exercisable:                No part of this option may be
                                           exercised prior to September
                                           12, 1998.  This option may be
                                           exercised for all or any part
                                           of the Shares subject to this
                                           option at any time on or after
                                           September 12, 1998.


         Expiration Date:                  September 11, 2007

By your signature and the signature of the Company's representative below, you and the Company agree that this option is granted under and governed by the terms and conditions of the Stock Option Agreement, which is attached to and made a part of this document.

OPTIONEE:                                  FORTE SOFTWARE, INC.

                                           By:
----------------------------------------      --------------------------------
Thomas A. Jermoluk                         Title:
                                                 -----------------------------

THE OPTION GRANTED PURSUANT TO THIS AGREEMENT AND THE SHARES ISSUABLE UPON THE EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED.

                        FORTE SOFTWARE, INC.
                       STOCK OPTION AGREEMENT


GRANT OF OPTION.


OPTION. ON THE TERMS AND CONDITIONS SET FORTH IN THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT, THE COMPANY GRANTS TO THE OPTIONEE ON THE DATE OF GRANT THE OPTION TO PURCHASE AT THE EXERCISE PRICE THE NUMBER OF SHARES SET FORTH IN THE NOTICE OF STOCK OPTION GRANT. THE EXERCISE PRICE IS AGREED TO BE 100% OF THE FAIR MARKET VALUE PER SHARE ON THE DATE OF GRANT. THIS OPTION IS INTENDED TO BE A NONSTATUTORY OPTION, AS PROVIDED IN THE NOTICE OF STOCK OPTION GRANT.

DEFINED TERMS.  CAPITALIZED TERMS ARE DEFINED IN SECTION 12 OF THIS AGREEMENT.

RIGHT TO EXERCISE.

GENERAL RULE. SUBJECT TO THE CONDITIONS SET FORTH IN THIS AGREEMENT, ALL OR PART OF THIS OPTION MAY BE EXERCISED PRIOR TO ITS EXPIRATION AT THE TIME OR TIMES SET FORTH IN THE NOTICE OF STOCK OPTION GRANT. THIS OPTION SHALL NOT BECOME EXERCISABLE WITH RESPECT TO ANY ADDITIONAL SHARES AFTER THE OPTIONEE'S SERVICE HAS TERMINATED FOR ANY REASON.

ACCELERATED EXERCISABILITY. THIS OPTION SHALL BECOME EXERCISABLE IN FULL IF THE COMPANY IS SUBJECT TO A CHANGE IN CONTROL BEFORE THE OPTIONEE'S SERVICE TERMINATES. THE PRECEDING SENTENCE, HOWEVER, SHALL NOT APPLY TO THE EXTENT THAT, IN CONNECTION WITH THE CHANGE IN CONTROL, THIS OPTION:

REMAINS OUTSTANDING;

IS ASSUMED BY THE SUCCESSOR CORPORATION (OR ITS PARENT);

IS REPLACED WITH A COMPARABLE OPTION TO PURCHASE SHARES OF THE CAPITAL STOCK OF THE SUCCESSOR CORPORATION (OR ITS PARENT); OR

IS REPLACED WITH A CASH INCENTIVE PROGRAM OF THE SUCCESSOR CORPORATION (OR ITS PARENT) THAT

(A) PRESERVES THE EXCESS OF THE FAIR MARKET VALUE OF THE SHARES SUBJECT TO THIS OPTION OVER THE EXERCISE PRICE AND (B) PROVIDES FOR A SUBSEQUENT PAYOUT OF SUCH EXCESS IN ACCORDANCE WITH THE EXERCISABILITY SCHEDULE SET FORTH IN THE NOTICE OF STOCK OPTION GRANT.

The Board of Directors shall determine whether an option to purchase shares of the capital stock of the successor corporation (or its parent) is comparable to this option. The Board of Directors shall also determine whether a cash incentive program of the successor corporation (or its parent) meets the foregoing requirements. The determinations of the Board of Directors shall be final and binding.

NO TRANSFER OR ASSIGNMENT OF OPTION.

     Except as otherwise provided in this Agreement, this option and the rights and privileges conferred hereby shall not be sold, pledged or otherwise transferred (whether by operation of law or otherwise) and shall not be subject to sale under execution, attachment, levy or similar process.

EXERCISE PROCEDURES.

NOTICE OF EXERCISE. THE OPTIONEE OR THE OPTIONEE'S REPRESENTATIVE MAY EXERCISE THIS OPTION BY GIVING WRITTEN NOTICE TO THE COMPANY PURSUANT TO
SECTION 11(b). THE NOTICE SHALL SPECIFY THE ELECTION TO EXERCISE THIS OPTION, THE NUMBER OF SHARES FOR WHICH IT IS BEING EXERCISED AND THE FORM OF PAYMENT. THE NOTICE SHALL BE SIGNED BY THE PERSON EXERCISING THIS OPTION.
IN THE EVENT THAT THIS OPTION IS BEING EXERCISED BY THE REPRESENTATIVE OF THE OPTIONEE, THE NOTICE SHALL BE ACCOMPANIED BY PROOF (SATISFACTORY TO THE COMPANY) OF THE REPRESENTATIVE'S RIGHT TO EXERCISE THIS OPTION. THE OPTIONEE OR THE OPTIONEE'S REPRESENTATIVE SHALL DELIVER TO THE COMPANY, AT THE TIME OF GIVING THE NOTICE, PAYMENT IN A FORM PERMISSIBLE UNDER SECTION 5 FOR THE FULL AMOUNT OF THE PURCHASE PRICE.

ISSUANCE OF SHARES. AFTER RECEIVING A PROPER NOTICE OF EXERCISE, THE COMPANY SHALL CAUSE TO BE ISSUED A CERTIFICATE OR CERTIFICATES FOR THE SHARES AS TO WHICH THIS OPTION HAS BEEN EXERCISED, REGISTERED IN THE NAME OF THE PERSON EXERCISING THIS OPTION (OR IN THE NAMES OF SUCH PERSON AND HIS OR HER SPOUSE AS COMMUNITY PROPERTY OR AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP). THE COMPANY SHALL CAUSE SUCH CERTIFICATE OR CERTIFICATES TO BE DELIVERED TO OR UPON THE ORDER OF THE PERSON EXERCISING THIS OPTION.

WITHHOLDING TAXES. IN THE EVENT THAT THE COMPANY DETERMINES THAT IT IS REQUIRED TO WITHHOLD ANY TAX AS A RESULT OF THE EXERCISE OF THIS OPTION, THE OPTIONEE, AS A CONDITION TO THE EXERCISE OF THIS OPTION, SHALL MAKE ARRANGEMENTS SATISFACTORY TO THE COMPANY TO ENABLE IT TO SATISFY ALL WITHHOLDING REQUIREMENTS. THE OPTIONEE SHALL ALSO MAKE ARRANGEMENTS SATISFACTORY TO THE COMPANY TO ENABLE IT TO SATISFY ANY WITHHOLDING REQUIREMENTS THAT MAY ARISE IN CONNECTION WITH THE DISPOSITION OF SHARES PURCHASED BY EXERCISING THIS OPTION.

PAYMENT FOR STOCK.

CASH.  ALL OR PART OF THE PURCHASE PRICE MAY BE PAID IN CASH OR CASH
EQUIVALENTS.

SURRENDER OF STOCK. ALL OR ANY PART OF THE PURCHASE PRICE MAY BE PAID BY SURRENDERING, OR ATTESTING TO THE OWNERSHIP OF, SHARES THAT ARE ALREADY OWNED BY THE OPTIONEE. SUCH SHARES SHALL BE SURRENDERED TO THE COMPANY IN GOOD FORM FOR TRANSFER AND SHALL BE VALUED AT THEIR FAIR MARKET VALUE ON THE DATE WHEN THIS OPTION IS EXERCISED. THE OPTIONEE SHALL NOT SURRENDER, OR ATTEST TO THE OWNERSHIP OF, SHARES IN PAYMENT OF THE PURCHASE PRICE IF SUCH ACTION WOULD CAUSE THE COMPANY TO RECOGNIZE COMPENSATION EXPENSE (OR ADDITIONAL COMPENSATION EXPENSE) WITH RESPECT TO THIS OPTION FOR FINANCIAL REPORTING PURPOSES.

EXERCISE/SALE. ALL OR PART OF THE PURCHASE PRICE AND ANY WITHHOLDING TAXES MAY BE PAID BY THE DELIVERY (ON A FORM PRESCRIBED BY THE COMPANY) OF AN IRREVOCABLE DIRECTION TO A SECURITIES BROKER APPROVED BY THE COMPANY TO SELL SHARES AND TO DELIVER ALL OR PART OF THE SALES PROCEEDS TO THE COMPANY.

EXERCISE/PLEDGE. ALL OR PART OF THE PURCHASE PRICE AND ANY WITHHOLDING TAXES MAY BE PAID BY THE DELIVERY (ON A FORM PRESCRIBED BY THE COMPANY) OF AN IRREVOCABLE DIRECTION TO PLEDGE SHARES TO A SECURITIES BROKER OR LENDER APPROVED BY THE COMPANY, AS SECURITY FOR A LOAN, AND TO DELIVER ALL OR PART OF THE LOAN PROCEEDS TO THE COMPANY.

TERM AND EXPIRATION.

BASIC TERM. THIS OPTION SHALL IN ANY EVENT EXPIRE ON THE EXPIRATION DATE SET FORTH IN THE NOTICE OF STOCK OPTION GRANT, WHICH DATE IS 10 YEARS AFTER THE DATE OF GRANT.

TERMINATION OF SERVICE (EXCEPT BY DEATH). IF THE OPTIONEE'S SERVICE TERMINATES FOR ANY REASON OTHER THAN DEATH, THEN THIS OPTION SHALL EXPIRE ON THE EARLIEST OF THE FOLLOWING OCCASIONS:

THE EXPIRATION DATE DETERMINED PURSUANT TO SUBSECTION (a) ABOVE;

THE DATE THREE MONTHS AFTER THE TERMINATION OF THE OPTIONEE'S SERVICE FOR ANY REASON OTHER THAN DISABILITY; OR

THE DATE 12 MONTHS AFTER THE TERMINATION OF THE OPTIONEE'S SERVICE BY REASON OF DISABILITY.

The Optionee may exercise all or part of this option at any time before its expiration under the preceding sentence, but only to the extent that this option had become exercisable before the Optionee's Service terminated. When the Optionee's Service terminates, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.
 In the event that the Optionee dies after termination of Service but before the expiration of this option, all or part of this option may be exercised (prior to expiration) by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's Service terminated.

DEATH OF THE OPTIONEE. IF THE OPTIONEE DIES WHILE IN SERVICE, THEN THIS OPTION SHALL EXPIRE ON THE EARLIER OF THE FOLLOWING DATES:

THE EXPIRATION DATE DETERMINED PURSUANT TO SUBSECTION (a) ABOVE; OR

THE DATE 12 MONTHS AFTER THE OPTIONEE'S DEATH.

All or part of this option may be exercised at any time before its expiration under the preceding sentence by the executors or administrators of the Optionee's estate or by any person who has acquired this option directly from the Optionee by beneficiary designation, bequest or inheritance, but only to the extent that this option had become exercisable before the Optionee's death. When the Optionee dies, this option shall expire immediately with respect to the number of Shares for which this option is not yet exercisable.

LEGALITY OF INITIAL ISSUANCE.

     No Shares shall be issued upon the exercise of this option unless and until the Company has determined that:

IT AND THE OPTIONEE HAVE TAKEN ANY ACTIONS REQUIRED TO REGISTER THE SHARES UNDER THE SECURITIES ACT OR TO PERFECT AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS THEREOF;

ANY APPLICABLE LISTING REQUIREMENT OF ANY STOCK EXCHANGE OR OTHER SECURITIES MARKET ON WHICH STOCK IS LISTED HAS BEEN SATISFIED; AND

ANY OTHER APPLICABLE PROVISION OF STATE OR FEDERAL LAW HAS BEEN SATISFIED.

NO REGISTRATION RIGHTS.

     The Company may, but shall not be obligated to, register or qualify the sale of Shares under the Securities Act or any other applicable law. The Company shall not be obligated to take any affirmative action in order to cause the sale of Shares under this Agreement to comply with any law.

RESTRICTIONS ON TRANSFER.

SECURITIES LAW RESTRICTIONS. REGARDLESS OF WHETHER THE OFFERING AND SALE OF SHARES UNDER THIS OPTION HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OR HAVE BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, THE COMPANY AT ITS DISCRETION MAY IMPOSE RESTRICTIONS UPON THE SALE, PLEDGE OR OTHER TRANSFER OF SUCH SHARES (INCLUDING THE PLACEMENT OF APPROPRIATE LEGENDS ON STOCK CERTIFICATES OR THE IMPOSITION OF STOP-TRANSFER INSTRUCTIONS) IF, IN THE JUDGMENT OF THE COMPANY, SUCH RESTRICTIONS ARE NECESSARY OR DESIRABLE IN ORDER TO ACHIEVE COMPLIANCE WITH THE SECURITIES ACT, THE SECURITIES LAWS OF ANY STATE OR ANY OTHER LAW.

INVESTMENT INTENT AT GRANT. THE OPTIONEE REPRESENTS AND AGREES THAT THE SHARES TO BE ACQUIRED UPON EXERCISING THIS OPTION WILL BE ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF.

INVESTMENT INTENT AT EXERCISE. IN THE EVENT THAT THE SALE OF SHARES UNDER THIS OPTION IS NOT REGISTERED UNDER THE SECURITIES ACT BUT AN EXEMPTION IS AVAILABLE WHICH REQUIRES AN INVESTMENT REPRESENTATION OR OTHER REPRESENTATION, THE OPTIONEE SHALL REPRESENT AND AGREE AT THE TIME OF EXERCISE THAT THE SHARES BEING ACQUIRED UPON EXERCISING THIS OPTION ARE BEING ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO THE SALE OR DISTRIBUTION THEREOF, AND SHALL MAKE SUCH OTHER REPRESENTATIONS AS ARE DEEMED NECESSARY OR APPROPRIATE BY THE COMPANY AND ITS COUNSEL.

LEGENDS. ALL CERTIFICATES EVIDENCING SHARES PURCHASED UNDER THIS AGREEMENT IN AN UNREGISTERED TRANSACTION SHALL BEAR THE FOLLOWING LEGEND (AND SUCH OTHER RESTRICTIVE LEGENDS AS ARE REQUIRED OR DEEMED ADVISABLE UNDER THE PROVISIONS OF ANY APPLICABLE LAW):

       "THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION THEREOF UNDER SUCH ACT OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION IS NOT REQUIRED."

REMOVAL OF LEGENDS. IF, IN THE OPINION OF THE COMPANY AND ITS COUNSEL, ANY LEGEND PLACED ON A STOCK CERTIFICATE REPRESENTING SHARES SOLD UNDER THIS AGREEMENT IS NO LONGER REQUIRED, THE HOLDER OF SUCH CERTIFICATE SHALL BE ENTITLED TO EXCHANGE SUCH CERTIFICATE FOR A CERTIFICATE REPRESENTING THE SAME NUMBER OF SHARES BUT WITHOUT SUCH LEGEND.

ADMINISTRATION. ANY DETERMINATION BY THE COMPANY AND ITS COUNSEL IN CONNECTION WITH ANY OF THE MATTERS SET FORTH IN THIS SECTION 9 SHALL BE CONCLUSIVE AND BINDING ON THE OPTIONEE AND ALL OTHER PERSONS.

ADJUSTMENT OF SHARES.

     ADJUSTMENTS. IN THE EVENT OF A SUBDIVISION OF THE OUTSTANDING SHARES, A DECLARATION OF A DIVIDEND PAYABLE IN SHARES, A DECLARATION OF A DIVIDEND PAYABLE IN A FORM OTHER THAN SHARES IN AN AMOUNT THAT HAS A MATERIAL EFFECT ON THE PRICE OF SHARES, A COMBINATION OR CONSOLIDATION OF THE OUTSTANDING SHARES (BY RECLASSIFICATION OR OTHERWISE) INTO A LESSER NUMBER OF SHARES, A RECAPITALIZATION, A SPIN-OFF OR A SIMILAR OCCURRENCE, THE BOARD OF DIRECTORS SHALL MAKE SUCH ADJUSTMENTS AS IT, IN ITS SOLE DISCRETION, DEEMS APPROPRIATE IN ONE OR MORE OF (a) THE NUMBER OF SHARES COVERED BY THIS OPTION OR (b) THE EXERCISE PRICE. EXCEPT AS PROVIDED IN THIS SECTION 10, THE OPTIONEE SHALL HAVE NO RIGHTS BY REASON OF ANY ISSUE BY THE COMPANY OF STOCK OF ANY CLASS OR SECURITIES CONVERTIBLE INTO STOCK OF ANY CLASS, ANY SUBDIVISION OR CONSOLIDATION OF SHARES OF STOCK OF ANY CLASS, THE PAYMENT OF ANY STOCK DIVIDEND OR ANY OTHER INCREASE OR DECREASE IN THE NUMBER OF SHARES OF STOCK OF ANY CLASS.

     DISSOLUTION OR LIQUIDATION. TO THE EXTENT NOT PREVIOUSLY EXERCISED, THIS OPTION SHALL TERMINATE IMMEDIATELY PRIOR TO THE DISSOLUTION OR LIQUIDATION OF THE COMPANY.

     REORGANIZATIONS. IN THE EVENT THAT THE COMPANY IS A PARTY TO A MERGER OR OTHER REORGANIZATION, THIS OPTION SHALL BE SUBJECT TO THE AGREEMENT OF MERGER OR REORGANIZATION. SUCH AGREEMENT SHALL PROVIDE FOR (a) THE CONTINUATION OF THIS OPTION BY THE COMPANY, IF THE COMPANY IS A SURVIVING CORPORATION, (b)
THE ASSUMPTION OF THIS OPTION BY THE SURVIVING CORPORATION OR ITS PARENT OR SUBSIDIARY, (c) THE SUBSTITUTION BY THE SURVIVING CORPORATION OR ITS PARENT
OR SUBSIDIARY OF ITS OWN OPTION FOR THIS OPTION, (d) FULL EXERCISABILITY AND ACCELERATED EXPIRATION OF THIS OPTION OR (e) SETTLEMENT OF THE FULL VALUE OF THIS OPTION IN CASH OR CASH EQUIVALENTS FOLLOWED BY CANCELLATION OF THIS OPTION.

MISCELLANEOUS PROVISIONS.

RIGHTS AS A STOCKHOLDER.  NEITHER THE OPTIONEE NOR THE OPTIONEE'S
REPRESENTATIVE SHALL HAVE ANY

RIGHTS AS A STOCKHOLDER WITH RESPECT TO ANY SHARES SUBJECT TO THIS OPTION UNTIL THE OPTIONEE OR THE OPTIONEE'S REPRESENTATIVE BECOMES ENTITLED TO RECEIVE SUCH SHARES BY FILING A NOTICE OF EXERCISE AND PAYING THE PURCHASE PRICE PURSUANT TO SECTIONS 4 AND 5.

NOTICE. ANY NOTICE REQUIRED BY THE TERMS OF THIS AGREEMENT SHALL BE GIVEN IN WRITING AND SHALL BE DEEMED EFFECTIVE UPON PERSONAL DELIVERY OR UPON DEPOSIT WITH THE UNITED STATES POSTAL SERVICE, BY REGISTERED OR CERTIFIED MAIL, WITH POSTAGE AND FEES PREPAID. NOTICE SHALL BE ADDRESSED TO THE COMPANY AT ITS PRINCIPAL EXECUTIVE OFFICE AND TO THE OPTIONEE AT THE ADDRESS THAT HE OR SHE MOST RECENTLY PROVIDED TO THE COMPANY.

ENTIRE AGREEMENT. THE NOTICE OF STOCK OPTION GRANT AND THIS AGREEMENT CONSTITUTE THE ENTIRE CONTRACT BETWEEN THE PARTIES HERETO WITH REGARD TO THE SUBJECT MATTER HEREOF. THEY SUPERSEDE ANY OTHER AGREEMENTS, REPRESENTATIONS OR UNDERSTANDINGS (WHETHER ORAL OR WRITTEN AND WHETHER EXPRESS OR IMPLIED) WHICH RELATE TO THE SUBJECT MATTER HEREOF.

CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, AS SUCH LAWS ARE APPLIED TO CONTRACTS ENTERED INTO AND PERFORMED IN SUCH STATE.

DEFINITIONS.

"AGREEMENT" SHALL MEAN THIS STOCK OPTION AGREEMENT.

"BOARD OF DIRECTORS" SHALL MEAN THE BOARD OF DIRECTORS OF THE COMPANY, AS CONSTITUTED FROM TIME TO TIME.

"CHANGE IN CONTROL" SHALL MEAN:

THE CONSUMMATION OF A MERGER OR CONSOLIDATION OF THE COMPANY WITH OR INTO ANOTHER ENTITY OR ANY OTHER CORPORATE REORGANIZATION, IF MORE THAN 50% OF THE COMBINED VOTING POWER OF THE CONTINUING OR SURVIVING ENTITY'S SECURITIES OUTSTANDING IMMEDIATELY AFTER SUCH MERGER, CONSOLIDATION OR OTHER REORGANIZATION IS OWNED BY PERSONS WHO WERE NOT STOCKHOLDERS OF THE COMPANY IMMEDIATELY PRIOR TO SUCH MERGER, CONSOLIDATION OR OTHER REORGANIZATION;

THE SALE, TRANSFER OR OTHER DISPOSITION OF ALL OR SUBSTANTIALLY ALL OF THE COMPANY'S ASSETS;

A CHANGE IN THE COMPOSITION OF THE BOARD OF DIRECTORS, AS A RESULT OF WHICH FEWER THAN A MAJORITY OF THE INCUMBENT DIRECTORS ARE DIRECTORS WHO EITHER (A) HAD BEEN DIRECTORS OF THE COMPANY ON THE DATE 24 MONTHS PRIOR TO THE DATE OF THE EVENT THAT MAY CONSTITUTE A CHANGE IN CONTROL (THE "ORIGINAL DIRECTORS") OR (B) WERE ELECTED, OR NOMINATED FOR ELECTION, TO THE BOARD OF DIRECTORS WITH THE AFFIRMATIVE VOTES OF AT LEAST A MAJORITY OF THE AGGREGATE OF THE ORIGINAL DIRECTORS WHO WERE STILL IN OFFICE AT THE TIME OF THE ELECTION OR NOMINATION AND THE DIRECTORS WHOSE ELECTION OR NOMINATION WAS PREVIOUSLY SO APPROVED; OR

ANY TRANSACTION AS A RESULT OF WHICH ANY PERSON IS THE "BENEFICIAL OWNER" (AS DEFINED IN RULE 13d-3 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED), DIRECTLY OR INDIRECTLY, OF SECURITIES OF THE COMPANY REPRESENTING AT LEAST 50% OF THE TOTAL VOTING POWER REPRESENTED BY THE COMPANY'S THEN OUTSTANDING VOTING SECURITIES. FOR PURPOSES OF THIS PARAGRAPH (iv), THE TERM "PERSON" SHALL HAVE THE SAME MEANING AS WHEN USED IN SECTIONS 13(d) AND 14(d) OF SUCH ACT BUT SHALL EXCLUDE (A) A TRUSTEE OR OTHER FIDUCIARY HOLDING SECURITIES UNDER AN EMPLOYEE BENEFIT PLAN OF THE COMPANY OR OF A PARENT OR SUBSIDIARY AND (B) A CORPORATION OWNED DIRECTLY OR INDIRECTLY BY THE STOCKHOLDERS OF THE COMPANY IN SUBSTANTIALLY THE SAME PROPORTIONS AS THEIR OWNERSHIP OF THE COMMON STOCK OF THE COMPANY.

A transaction shall not constitute a Change in Control if its sole purpose is to change the state of the Company's incorporation or to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.

"COMPANY" SHALL MEAN FORTE SOFTWARE, INC., A DELAWARE CORPORATION.

"CONSULTANT" SHALL MEAN A PERSON WHO PERFORMS BONA FIDE SERVICES FOR THE COMPANY, A PARENT OR A SUBSIDIARY AS A CONSULTANT OR ADVISOR, EXCLUDING EMPLOYEES AND OUTSIDE DIRECTORS.

"DATE OF GRANT" SHALL MEAN THE DATE SPECIFIED IN THE NOTICE OF STOCK OPTION GRANT, WHICH SHALL BE THE DATE ON WHICH THE BOARD OF DIRECTORS RESOLVED TO GRANT THIS OPTION.

"DISABILITY" SHALL MEAN THAT THE OPTIONEE IS UNABLE TO ENGAGE IN ANY SUBSTANTIAL GAINFUL ACTIVITY BY REASON OF ANY MEDICALLY DETERMINABLE PHYSICAL OR MENTAL IMPAIRMENT WHICH CAN BE EXPECTED TO RESULT IN DEATH OR WHICH HAS LASTED, OR CAN BE EXPECTED TO LAST, FOR A CONTINUOUS PERIOD OF NOT LESS THAN 12 MONTHS.

"EMPLOYEE" SHALL MEAN ANY INDIVIDUAL WHO IS A COMMON-LAW EMPLOYEE OF THE COMPANY, A PARENT OR A SUBSIDIARY.

"EXERCISE PRICE" SHALL MEAN THE AMOUNT FOR WHICH ONE SHARE MAY BE PURCHASED UPON EXERCISE OF THIS OPTION, AS SPECIFIED IN THE NOTICE OF STOCK OPTION GRANT.

"FAIR MARKET VALUE" SHALL MEAN THE FAIR MARKET VALUE OF A SHARE, AS DETERMINED BY THE BOARD OF DIRECTORS IN GOOD FAITH. SUCH DETERMINATION SHALL BE CONCLUSIVE AND BINDING ON ALL PERSONS.

"NONSTATUTORY OPTION" SHALL MEAN A STOCK OPTION NOT DESCRIBED IN SECTIONS 422(b) OR 423(b) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED.

"NOTICE OF STOCK OPTION GRANT" SHALL MEAN THE DOCUMENT SO ENTITLED TO WHICH THIS AGREEMENT IS ATTACHED.

"OPTIONEE" SHALL MEAN THE INDIVIDUAL NAMED IN THE NOTICE OF STOCK OPTION
GRANT.

"OUTSIDE DIRECTOR" SHALL MEAN A MEMBER OF THE BOARD OF DIRECTORS WHO IS NOT AN EMPLOYEE.

"PARENT" SHALL MEAN ANY CORPORATION (OTHER THAN THE COMPANY) IN AN UNBROKEN CHAIN OF CORPORATIONS ENDING WITH THE COMPANY, IF EACH OF THE CORPORATIONS OTHER THAN THE COMPANY OWNS STOCK POSSESSING 50% OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK IN ONE OF THE OTHER
CORPORATIONS IN SUCH CHAIN.

"PURCHASE PRICE" SHALL MEAN THE EXERCISE PRICE MULTIPLIED BY THE NUMBER OF SHARES WITH RESPECT TO WHICH THIS OPTION IS BEING EXERCISED.

"SECURITIES ACT" SHALL MEAN THE SECURITIES ACT OF 1933, AS AMENDED.

"SERVICE" SHALL MEAN SERVICE AS AN EMPLOYEE, OUTSIDE DIRECTOR OR CONSULTANT.

"SHARE" SHALL MEAN ONE SHARE OF STOCK, AS ADJUSTED IN ACCORDANCE WITH SECTION 10 (IF

APPLICABLE).

"STOCK" SHALL MEAN THE COMMON STOCK OF THE COMPANY.

         A. "SUBSIDIARY" SHALL MEAN ANY CORPORATION (OTHER THAN THE COMPANY) IN AN UNBROKEN CHAIN OF CORPORATIONS BEGINNING WITH THE COMPANY, IF EACH OF THE CORPORATIONS OTHER THAN THE LAST CORPORATION IN THE UNBROKEN CHAIN OWNS STOCK POSSESSING 50% OR MORE OF THE TOTAL COMBINED VOTING POWER OF ALL CLASSES OF STOCK IN ONE OF THE OTHER CORPORATIONS IN SUCH CHAIN.